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                                                            Exhibit 10.42


                               THIRD AMENDMENT TO LEASE
                               ------------------------


    THIS THIRD AMENDMENT TO LEASE (this "Amendment") is made as of December 28, 1994, between MENLO OAKS PARTNERS, L.P., a Delaware limited partnership ("Landlord"), INFORMIX SOFTWARE, INC., a Delaware corporation ("Tenant"), and INFORMIX CORPORATION, a Delaware corporation ("Guarantor").

    THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

    A. Landlord and Tenant previously entered into that certain Menlo Oaks Corporate Center Standard Business Lease (the "Lease Agreement") dated as of February 10, 1994, whereby Landlord leased to Tenant approximately 62,920 rentable square feet of space in Landlord's building (the "4700 Bohannon Building") located at 4700 Bohannon Drive, Menlo Park, California, as more particularly described in the Lease Agreement.

    B. Pursuant to Section 1.5 of the Lease Agreement, Landlord also leased to Tenant, on a short term basis, approximately 12,336 rentable square feet of space (the "Temporary Premises") in Landlord's building (the "4600 Bohannon Building") located at 4600 Bohannon Drive, Menlo Park, California, as more particularly described in the Lease Agreement.

    C. Landlord and Tenant amended the Lease Agreement pursuant to (i) that certain First Amendment to Lease dated as of March 17, 1994, (ii) that certain side letter agreement dated September 2, 1994 and (iii) that certain Second Amendment to Lease dated as of September 22, 1994 (as amended, the "Lease"). The capitalized terms used in this Amendment and not otherwise defined herein shall have the same meaning given to such terms in the Lease.

    D. Guarantor previously has delivered to Landlord its written Guaranty of the obligations of Tenant under the Lease.

    E. Landlord and Tenant now desire to further amend the Lease to, among other things, (i) expand the Premises to include approximately 19,946 additional square feet of space in the 4600 Bohannon Building, including the entire Temporary Premises, and (ii) terminate Tenant's short term lease of the Temporary Premises, upon the terms and conditions more particularly described herein.

                                          1.

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    NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

    1.   EXPANSION OF PREMISES.  Effective as of the date of this Amendment
         ---------------------
(the "Expansion Effective Date"), the Premises shall be expanded to include, in addition to the space presently leased to Tenant under the Lease, approximately 19,946 square feet of additional space (the "Additional Space") in the 4600 Building. The Additional Space is comprised of (i) the Temporary Premises (hereinafter referred to as the "Phase 1 Additional Space") and (ii) approximately 7,610 square feet of additional space in the 4600 Bohannon Building contiguous to the Phase 1 Additional Space (the "Phase 2 Additional Space"), as more particularly shown on Exhibit-A attached hereto.

                                     ---------

    2.   DEFINITIONS.  Effective as of the Expansion Effective Date, (i) the
         -----------
term "Premises" as used in the Lease shall refer to both the existing Premises and the Additional Space and (ii) the term "Building" as used in the Lease shall refer to both the 4700 Bohannon Building and the 4600 Bohannon Building (with the exception of the use of the term "Building" in Sections 1.1, 2.3, 3.1 and 10.2 of the Lease wherein the term "Building" shall refer solely to the 4700 Bohannon Building).

    3.   ADDITIONAL BASE RENT.
         --------------------

         a.   Phase 1 Additional Space Base Rent.  In addition to Tenant's
              ----------------------------------
obligation to pay to Landlord Base Rent, Tenant shall pay to Landlord additional rent in the amount set forth below with respect to Tenant's lease of the Phase 1 Additional Space (hereinafter referred to as the "Phase 1 Additional Space Base Rent"). Tenant shall pay to Landlord the Phase I Additional Space Base Rent in advance, commencing on the Expansion Effective Date and continuing thereafter on the first day of each calendar month of the Term, together with Tenant's payment to Landlord of the Base Rent, without any deduction, abatement or setoff whatsoever. The Phase I Additional Space Base Rent for the partial calendar month immediately following the Expansion Effective Date and the partical calendar month at the end of the Term, if any, shall be prorated on a per diem basis, based on the number of days in such partial month.

                                          2.

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                         Phase I Additional Space Base Rent
                         -----------------------------------

                                  Monthly Phase 1          Annual Phase 1
                                  Additional Space         Additional Space
Period                            Base Rent                Base Rent
------                            ----------------         -----------------

Expansion Effective               $19,120.80               $229,449.60
Date through April 30,
1995

May 1, 1995 through               $20,971.20               $251,654.40
March 31, 1999
                                                           $273,919.20

April 1, 1999 through             $22,826.60
expiration of the Term


         b.   Phase 2 Additional Space Base Rent.  In addition to Tenant's
              ----------------------------------
obligation to pay to Landlord Base Rent and Phase 1 Additional Space Base Rent, Tenant shall pay to Landlord additional rent in the amount set forth below with respect to Tenant's lease of the Phase 2 Additional Space (hereinafter referred to as the "Phase 2 Additional Space Base Rent").
Tenant shall pay to Landlord the Phase 2 Additional Space Base Rent in advance, commencing on (the "Phase 2 Additional Space Rent Commencement Date") the earlier to occur of (i) April 1, 1995, (ii) the date on which Tenant occupies the Phase 2 Additional Space or (iii) the date the Phase 2 Additional Space is Ready for Occupancy, and continuing thereafter on the first day of each calendar month of the Term, together with Tenant's payment to Landlord of the Base Rent and Phase 1 Additional Space Base Rent, without any deduction, abatement or setoff whatsoever. The Phase 2 Additional Space Base Rent for the partial calendar month immediately following the Phase 2 Additional Space Rent Commencement Date and the partial calendar month at the end of the Term, if any, shall be prorated on a per diem basis, based an the number of days in such partial month.

                                          3.


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                          Phase 2 Additional Space Base Rent
                          ----------------------------------

                                  Monthly Phase 2          Annual Phase 2
                                  Additional Space         Additional Space
Period                            Base Rent                Base Rent
------                            ----------------         -----------------

Expansion Effective                  $11,795.50                $141,546.00
Date through April 30,
1995

May 1, 1995 through                  $12,937.00                $155,244.00
March 31, 1999

April l, 1999 through                $14,078.50                $168,942.00
expiration of the Term


    4.   OPERATING EXPENSES.  Notwithstanding anything to the contrary
         ------------------
contained in the Lease, Tenant's Share of Operating Expenses for the 4700 Bohannon Building and the 4600 Bohannon Building are as follows:

         a.   4700 Bohannon Building.  Tenant's Share of Operating Expenses
              ----------------------
with respect to the 4700 Bohannon Building is eighty-seven and 8/10ths percent (87.80%) until the Phase II Lease Commencement Date (as defined in
Section 3.1 of the Lease), whereafter Tenant's Share of Operating Expenses with respect to the 4700 Bohannon Building shall be increased to one hundred percent (100%).

         b.   4600 Bohannon Building.  Tenant's Share of Operating Expenses
              ----------------------
with respect to the 4600 Bohannon Building is twenty-six and 67/100ths percent (26.67%) until the Phase 2 Additional Space Rent Commencement Date (as defined in section 3.b above), whereafter Tenant's Share of Operating Expenses with respect to the 4600 Bohannon Building shall be increased to forty-three and 12/100ths percent (43.12%).

    5.   IMPROVEMENTS.  Landlord shall construct certain general purpose office
         ------------
improvements (the "Improvements") in the Additional Space, as more fully described below.

         a.   Plans and Specifications: Cost Estimate.  Tenant shall submit to
              --------------------------------------
Landlord for Landlord's review and approval plans and specifications (the "Plans") prepared by Tenant's architect for the Improvements to be constructed in the Additional Space. If Landlord approves Tenant's Plans, Landlord shall arrange for Landlord's contractor (the "Contractor") to prepare a binding cost estimate (the "Cost Estimate") of the cost of constructing the Improvements and deliver a copy of the Cost Estimate to Tenant for its review and approval. Tenant shall approve or

                                          4.

disapprove the Cost Estimate by written notice to Landlord within five (5) days after Tenant's receipt of the Cost Estimate. If Tenant fails to approve or disapprove the Cost Estimate within said five (5) day period, Tenant shall be deemed to have approved the Cost Estimate. If Tenant disapproves the Cost Estimate. If Tenant shall revise the Plans and resubmit the revised Plans to Landlord for its approval as provided above.

         b.   Construction.  Upon Tenant's approval of the Cost Estimate,
              ------------
Landlord will cause the Contractor to commence construction of the Improvements. Landlord will use its best efforts to ensure that the Contractor diligently proceeds with the construction of the Improvements until completion. The Improvements will be constructed in a good and workmanlike manner substantially in accordance with the Plans.

         c.   Costs.  Landlord will be responsible for the cost of constructing
              -----
the Improvements in an amount not to exceed Two Hundred Thousand Thirty-Eight and 43/100 Dollars ($200,038.43). The foregoing costs shall include, but not be limited to, any architectural, engineering and design fees and permit and application fees incurred by Landlord in constructing the Improvements. If the cost of constructing the Improvements exceeds Two Hundred Thousand Thirty-Eight and 43/100 Dollars ($200,038.43), Tenant shall pay such excess to Landlord within ten (10) days of Landlord's written request therefor.

         d.   No Representations or Warranties.  Landlord's participation in
              --------------------------------
the preparation of the Plans, the Cost Estimate and the construction of the Improvements shall not constitute any representation or warranty, express or implied, that (i) the Plans are in conformity with applicable governmental codes, regulations or rules or (ii) the Improvements, if built in accordance with the Plans, will be suitable for Tenant's intended purpose. Except as noted above, Landlord's sole obligation shall be to arrange the construction of the Improvements in accordance with the requirements of the Plans.

    6.   PARKING.  Effective as of the Expansion Effective Date, Tenant shall
         -------
be allocated the use of an additional seven percent (7%) of the parking spaces provided for Phase III of the Menlo Oaks Corporate Center. Effective as of the Phase 2 Additional Space Rent Commencement Date, Tenant's percentage of additional parking spaces provided for Phase III of the Menlo Oaks Corporate Center shall be increased from seven percent (7%) to eleven percent (11%).

    7.   TERMINATION OF TENANT'S LEASE OF THE TEMPORARY PREMISES.
         -------------------------------------------------------
Notwithstanding anything to the contrary contained in the Lease, effective as of the Expansion Effective Date, Tenant's

                                          5.

lease of the Temporary Premises pursuant to Section 1.5 of the Lease is terminated and of no further force or effect.

    8.   RIGHT OF FIRST OFFER.
         --------------------

         (a)  Right of Tenant.  Provided that Tenant is not in default under
              ---------------
the Lease, Tenant shall have a right of first offer ("Offer Right") to lease approximately 1,980 square feet of space (the "Phase 3 Additional Space") on the second floor of the 4600 Bohannon Building, as more particularly shown on Exhibit A during the remainder of the Term.
   ---------


         (b)  Commencement of Right.  If the Phase 3 Additional Space becomes
              ---------------------
available for lease during the Term and Landlord desires to lease the Phase 3 Additional Space to a third party, Landlord shall notify Tenant in writing ("Landlord's Notice") that the Phase 3 Additional Space is available for lease.

         (c)  Exercise of Tenant's Offer Right.  Tenant shall have three (3)
              --------------------------------
business days following the day on which it receives Landlord's Notice to notify Landlord in writing ("Tenant's Notice") that it has agreed to lease the Phase 3 Additional Space on the terms set forth herein. If Tenant fails to notify Landlord that it has agreed to lease the Phase 3 Additional space within said three (3) Business day period, Tenant's Offer Right shall terminate and, thereafter, Landlord shall have the right to lease the Phase 3 Additional Space to another party without first offering to lease the Phase 3 Additional Space to Tenant.

         (d)  Terms for Offer Right.  If Tenant exercises Tenant's Offer Right,
              ---------------------
Tenant's lease of the Phase 3 Additional Space shall be on all of the same terms and conditions relating to Tenant's lease of the Additional Premises, except Landlord's obligation to pay for the cost of constructing general purpose office improvements in the Phase 3 Additional Space shall not exceed an amount equal to the product of (A) Two Hundred Thirty-Seven and 44/100 Dollars ($237.44) and (B) the total number of full calendar months between the Phase 3 Additional Space Commencement Date (as defined below) and the end of the Term.

         (e)  Occupancy of Available Space.  Tenant's obligation to pay rent
              ----------------------------
for the Phase 3 Additional Space shall commence (the "Phase 3 Additional Spaces Commencement Date") on the earlier to occur of: (i) the date Tenant takes possession of the Phase 3 Additional Space or (ii) the thirty-first
(31st) day after Landlord receives Tenant's Notice.

         (f)  Amendment to Lease.  Landlord and Tenant hereby agree to execute
              ------------------
an amendment to the Lease prior to Tenant's occupancy of the Phase 3 Additional Space. That amendment shall

                                          6.

specify, among other things, the date of occupancy in connection with Tenant's exercise of Tenant's Offer Right.

    9.   CONTINUING OBLIGATIONS.  Except as expressly set forth to the contrary
         ----------------------
in this Amendment, the Lease remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

    10.  GUARANTY.  Guarantor consents to the foregoing and agrees that its
         --------
obligations under its Guaranty include the guaranty of the obligations of Tenant under the Lease a amended by this Amendment.

    11.  ENTIRE AGREEMENT.  This Amendment represents the entire understanding
         ----------------
between Landlord and Tenant concerning the subject matter hereof, and there are no understandings or agreements between them relating to the Lease or the Premises not set forth in writing and signed by the parties hereto. No party hereto has relied upon any representation, warranty or understanding not set forth herein, either oral or written, as an inducement to enter into this Amendment.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                   "LANDLORD"

                                   MENLO OAKS PARTNERS, L.P., a
                                   Delaware limited partnership


                                   By:   AM Limited Partners, a California
                                         limited partnership, as a General
                                         Partner


                                         By:  Amarok Menlo, Inc., a
                                              California corporation, as a
                                              General Partner


                                         By: /s/ J. Marty Brill
                                             J. Marty Brill, Jr.,
                                             President


                                          7.

                                   "TENANT"


                                   INFORMIX SOFTWARE, INC.,
                                   a Delaware corporation

                                   By: /s/ David H. Stanley
                                       Name: David H. Stanley
                                       Its:  Vice President


                                   By: ________________________
                                       Name:___________________
                                       Its: ____________________


                                   "GUARANTOR"

                                   INFORMIX CORPORATION,
                                   a Delaware corporation

                                   By: /s/ David H. Stanley
                                       Name: David H. Stanley
                                       Its:  Vice President

                                   By: ________________________
                                       Name:___________________
                                       Its: ____________________


                                      8.

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                                  EXHIBIT A

                   [SCHEMATIC DRAWING OF ADDITIONAL SPACE]